                                                                   EXHIBIT 4.3

                      WACHOVIA MORTGAGE LOAN TRUST, LLC,

                                as Purchaser,

                                     and

                     WACHOVIA BANK, NATIONAL ASSOCIATION,

                           as Seller and Servicer,

                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of ______ __, 200_

                                                                          Page

                                  ARTICLE I
                                 DEFINITIONS

Section 1.1    Definitions...................................................1

Section 1.2    Other Definitional Provisions.................................2

                                  ARTICLE II
                SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                                 ARTICLE III
             REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1    Representations and Warranties of the Seller..................9

                                  ARTICLE IV
                              SELLER'S COVENANTS

Section 4.1    Covenants of the Seller......................................17

                                  ARTICLE V
                                  [RESERVED]

                                  ARTICLE VI
                           LIMITATION OF LIABILITY

Section 6.1    Limitation on Liability of the Seller........................18

                                 ARTICLE VII
                                 TERMINATION

Section 7.1    Termination..................................................18

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

                                       -i-

                                    (continued)

                                                                           Page

Section 8.4    Severability of
               Provisions...................................................20

Section 8.5    Relationship of
               Parties......................................................20

Section 8.6
               Counterparts.................................................20

Section 8.7    Further
               Agreements...................................................20

Section 8.8    Intention of the
               Parties......................................................20

Section 8.9    Successors and Assigns; Assignment of this
               Agreement....................................................21

Section 8.10
               Survival.....................................................21

Section 8.11   Third-Party
               Beneficiary..................................................21

EXHIBIT 1      MORTGAGE LOAN SCHEDULE......................................1-1

EXHIBIT 2      FORM OF SUBSEQUENT TRANSFER AGREEMENT.......................2-1

EXHIBIT 3      FORM OF ADDITION NOTICE.....................................3-1

EXHIBIT 4      FORM OF INITIAL CERTIFICATION...............................4-1

EXHIBIT 5      FORM OF FINAL CERTIFICATION.................................5-1

EXHIBIT 6      Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised,
               Appendix E..................................................6-1

                                       -ii-

            This Mortgage Loan Purchase  Agreement (this  "Agreement"),  dated as of  ______  __,  200_,  is  made by and  between  Wachovia  Bank,  National
Association,  as seller (in such  capacity,  the "Seller") and as servicer (in such capacity,  the  "Servicer"),  and Wachovia  Mortgage Loan Trust,  LLC, as
purchaser (the "Purchaser" or the "Depositor").

                                 WITNESSETH:

            WHEREAS,  the  Seller,  in the  ordinary  course  of its  business acquires and  originates  mortgage loans and acquired or originated all of the mortgage  loans listed on the  Mortgage  Loan  Schedule  attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

            WHEREAS,  the Seller owns the Initial  Mortgage Loans, the Cut-Off
Date  Principal  Balances and the Related  Documents for the Initial  Mortgage
Loans,  including rights to (a) any  property  acquired by foreclosure or deed in lieu of  foreclosure  or otherwise,  and (b) the  proceeds of any insurance policies covering the Initial Mortgage Loans;

            WHEREAS,  the parties  hereto desire that: (i) the Seller sell the
Cut-Off  Date  Principal  Balances  of  the  Initial  Mortgage  Loans  to  the
Purchaser  on the  Closing  Date  pursuant  to the  terms  of  this  Agreement together with the Related Documents,  and all Additional  Balances relating to the Initial  Mortgage  Loans created on or after the Cut-Off Date and prior to the  Rapid  Amortization  Period,  (ii) the  Seller  may  sell the  applicable
Cut-Off  Date  Principal  Balances  of the  Subsequent  Mortgage  Loans to the
Purchaser on one or more  Subsequent  Transfer  Dates pursuant to the terms of
the  related  Subsequent   Transfer  Agreement  and  all  Additional  Balances
relating to the  Subsequent  Mortgage Loans created on or after the applicable
Subsequent Cut-Off Date and prior to the Rapid  Amortization  Period and (iii)
the Seller make certain  representations  and  warranties  on the Closing Date and on each Subsequent Transfer Date as applicable;

            WHEREAS,  pursuant  to the  terms of the Trust  Agreement  and the applicable  Subsequent  Transfer  Agreement,  the Depositor  will transfer the
Mortgage  Loans and other  Transferred  Property  to the Issuer and the Issuer will issue the Certificates;

            WHEREAS,  pursuant to the terms of the  Servicing  Agreement,  the
Servicer will service the Mortgage Loans;

            WHEREAS,  pursuant to the terms of the Indenture,  the Issuer will issue the Notes, secured by the Trust Estate;

            NOW,  THEREFORE,  in  consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

Section 1.1.Definitions.  For  all  purposes  of  this  Agreement,  except  as otherwise  expressly provided herein or unless the context otherwise requires, capitalized  terms  not  otherwise  defined  herein  shall  have the  meanings assigned  to such  terms in the  definitions  contained  in  Appendix A to the indenture  dated as of ______  __,  200_  (the  "Indenture"),  among  Wachovia
Mortgage  Loan Trust,  LLC [______]  Trust,  a Delaware  statutory  trust (the
"Issuer"),  [____________],  a  national  banking  association,  as  indenture trustee (the "Indenture Trustee") and Wachovia Bank, National Association,  as
paying  agent  (the  "Paying  Agent"),  which  is  incorporated  by  reference herein.  All other  capitalized  terms used  herein  shall  have the  meanings specified herein.

Section 1.2.Other   Definitional   Provisions.   All  terms  defined  in  this
Agreement  (including those  incorporated by reference) shall have the defined meanings  when used in any  certificate  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

            As  used  in  this  Agreement  and in  any  certificate  or  other document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Agreement or in any such  certificate or other  document,  and accounting  terms partly defined in this Agreement or in any such  certificate or other  document,  to the extent  not  defined,  shall  have the  respective meanings  given to them under  GAAP.  To the extent  that the  definitions  of accounting  terms  in this  Agreement  or in any  such  certificate  or  other document  are  inconsistent  with the  meanings of such terms under GAAP,  the definitions  contained in this  Agreement or in any such  certificate or other document shall control.

            The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this  Agreement  shall refer to this  Agreement as a whole and not to any particular  provision of this  Agreement;  Section and  Exhibit references  contained  in  this  Agreement  are  references  to  Sections  and
Exhibits  in or  to  this  Agreement  unless  otherwise  specified;  the  term
"including"  shall mean  "including  without  limitation";  "or" shall include
"and/or";  and the term "proceeds"  shall have the meaning ascribed thereto in the UCC.

            The definitions  contained in this Agreement are applicable to the singular  as well as the plural  forms of such terms and to the  masculine  as well as the feminine and neuter genders of such terms.

            Any  agreement,  instrument  or  statute  defined or  referred  to herein or in any  instrument or certificate  delivered in connection  herewith means such  agreement,  instrument  or  statute as from time to time  amended,
modified  or  supplemented   and  includes  (in  the  case  of  agreements  or
instruments)   references   to  all   attachments   thereto  and   instruments
incorporated  therein;  references  to a  Person  are  also  to its  permitted successors and assigns.

                                 ARTICLE II

                SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1.Sale of Mortgage Loans.

(a)   The  Seller,  by the  execution  and  delivery of this  Agreement,  does hereby  sell,  transfer,  assign,  set  over,  and  otherwise  convey  to  the
Purchaser,  without recourse (except as expressly provided herein), all of its right,  title  and  interest,  whether  now  owned or  existing  or  hereafter created,  arising,  or  acquired,  in, to and under  the  Initial  Transferred
Property;   provided,   however,  that  the  Purchaser  does  not  assume  the
obligation under any Loan Agreement to fund Draws by the Mortgagor  thereunder or any other  obligation  arising  under or related to the Related  Documents, and the Purchaser  shall not be obligated or permitted to fund any such Draws, it being  agreed  that the Seller will  retain the  obligation  to fund future
Draws.

(b)   The  Initial  Mortgage  Loans,  including  the  Cut-Off  Date  Principal
Balances  of such  Initial  Mortgage  Loans,  and all  other  related  Initial
Transferred  Property,  shall  be  sold by the  Seller  and  purchased  by the
Purchaser on the Closing Date. The Subsequent  Mortgage  Loans,  including the
Cut-Off Date Principal  Balances of such Subsequent  Mortgage  Loans,  and all other related  Subsequent  Transferred  Property,  shall be sold by the Seller and  purchased  by the  Purchaser  on the related  Subsequent  Transfer  Date.
Additional  Balances and the related  Transferred  Property  arising after the
Cut-Off Date or related  Subsequent  Cut-Off Date, as applicable,  through and including  the  date  immediately  preceding  the  commencement  of the  Rapid
Amortization  Period  shall  be  sold  by  the  Seller  and  purchased  by the
Purchaser  on the later of the  Closing  Date (or with  respect to  Subsequent
Mortgage  Loans,  the  applicable  Subsequent  Transfer  Date) and the date of creation of such Additional Balance.

(c)   In connection with the conveyance by the Seller of the Initial  Mortgage
Loans and any Subsequent  Mortgage Loans,  the Seller further  agrees,  at its own expense,  on or prior to the Closing Date with respect to the Cut-Off Date
Principal  Balances  of the  Initial  Mortgage  Loans  and on or  prior to the related Subsequent Cut-Off Date in the case of any Subsequent  Mortgage Loans, to  indicate in its books and records  that the  Initial  Mortgage  Loans have been sold to the  Purchaser  pursuant to this  Agreement,  and, in the case of the Subsequent  Mortgage Loans,  pursuant to the related  Subsequent  Transfer
Agreement  and to deliver to the Purchaser  true and complete  lists of all of
the  Mortgage  Loans   specifying  for  each  Mortgage  Loan  the  information
contained in the Mortgage Loan  Schedule.  The Mortgage Loan Schedule shall be marked as  Exhibit 1 to this  Agreement  and is hereby  incorporated  into and made a part of this Agreement.

(d)   In connection with the conveyance by the Seller of the Initial  Mortgage
Loans and any  Subsequent  Mortgage  Loans,  the Seller shall on behalf of the
Purchaser  deliver to and deposit with the Servicer prior to the Closing Date, in the case of an Initial  Mortgage Loan, and prior to the related  Subsequent
Transfer Date, in the case of a Subsequent  Mortgage Loan, with respect to (i)
below,  or  within  90 days of the  Closing  Date  in the  case of an  Initial
Mortgage Loan,  and, 90 days of the related  Subsequent  Transfer Date, in the case of a Subsequent  Mortgage  Loan,  with respect to (ii) through (v) below, the following documents or instruments with respect to each Mortgage Loan:

(i)   the original Loan  Agreement  endorsed or assigned  without  recourse in blank  (which  endorsement  shall  contain  either an original  signature or a facsimile  signature  of  an  authorized  officer  of  the  Seller  and  which assignment may be included in one or more blanket  assignments if permitted by applicable  law)  or,  with  respect  to any  Mortgage  Loan as to  which  the original  Loan  Agreement has been  permanently  lost or destroyed and has not been replaced,  a Lost Note Affidavit;  provided that any such  endorsement or assignment  may be  completed  after the Closing Date or  Subsequent  Transfer
Date, as  applicable,  so long as such  endorsement or assignment is completed prior to the  earlier  of (A) 90 days  after the  Closing  Date or  Subsequent
Transfer  Date,  as  applicable,  and (B) the date on which  the  Servicer  is required to prepare the  Assignments  of Mortgage  pursuant to Section 3.17 of the Servicing Agreement;

(ii)  the original  Mortgage  with evidence of recording  thereon,  or, if the original  Mortgage has not yet been returned from the public recording office, a copy of the original  Mortgage  certified  by the Seller that such  Mortgage has been sent for  recording,  or a county  certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii) originals  of any  intervening  assignments  of the  Mortgage  from  the originator  to the Seller,  with  evidence of  recording  thereon,  or, if the original of any such  intervening  assignment  has not yet been  returned from the public recording  office, a copy of such original  intervening  assignment certified by the Seller that such  original  intervening  assignment  has been sent for recording; and

(iv)  a true and correct copy of each assumption, modification,  consolidation or substitution agreement, if any, relating to such Mortgage Loan;

            Within 90 days  following  delivery of the  Mortgage  Files to the
Servicer  pursuant to the preceding  paragraph,  the Servicer shall review the
Mortgage  Files and  deliver to the  Indenture  Trustee  and the  Enhancer  an initial  certification in the form attached hereto as Exhibit 4 evidencing the status of the  completeness of the Mortgage  Files.  If, in the course of such review,  a  material  defect  in any  Mortgage  File is  discovered  which may materially  and adversely  affect the value of the related  Mortgage  Loan, or the  interests of the  Indenture  Trustee (as pledgee of the Mortgage  Loans), the  Noteholders,  the  Enhancer  or  the  Certificateholders,  including  the
Seller's  failure to deliver  any  document  required to be  delivered  to the
Servicer  on behalf of the  Indenture  Trustee,  the  Seller  shall  cure such defect,  repurchase  the  related  Mortgage  Loan at the  Repurchase  Price or substitute  an  Eligible  Substitute  Loan  therefor  upon the same  terms and conditions  set forth in  Section 3.1  hereof for breaches of  representations and warranties as to the Mortgage Loans.

            Upon  receipt of all  documents  required  to be  included  in the
Mortgage  Files and no later than  within one year of the  Closing  Date,  the
Servicer  shall  deliver to the  Indenture  Trustee  and the  Enhancer a final certification  in the  form  attached  hereto  as  Exhibit  5  evidencing  the completeness of the Mortgage Files.

            The Seller on behalf of the  Purchaser  will  deliver the original
Loan Agreements to the Servicer,  endorsed or assigned in blank, to effect the transfer to the  Purchaser of the Loan  Agreements  and all related  Mortgages and Related  Documents.  Concurrently  herewith,  the Purchaser has contracted to sell the  Mortgage  Loans  to the  Issuer,  and the  Issuer,  in turn,  has
Granted  its  right,  title  and  interest  in the  Mortgage  Loans  and other
Transferred  Property  constituting the Trust Estate to the Indenture  Trustee to  secure  payments  on the  Notes.  To avoid  the  unnecessary  expense  and administrative  inconvenience  associated  with the execution and recording of multiple assignment documents,  the Seller may execute one or more assignments of mortgages  naming the Indenture  Trustee as assignee.  Notwithstanding  the fact that  assignments of mortgages  naming the Indenture  Trustee as assignee have not been  prepared and  delivered,  the parties  hereto  acknowledge  and agree that the  Mortgage  Loans shall for all  purposes be deemed to have been transferred  from the  Seller  to the  Purchaser,  from the  Purchaser  to the
Issuer, and from the Issuer to the Indenture Trustee.

            In   instances   where  an  original   Mortgage  or  any  original
intervening  assignment of Mortgage was not, in  accordance  with clause (iii)
above,  delivered by the Seller to the Servicer, as provided above, the Seller will deliver or cause to be  delivered  the  originals or certified  copies of
such  documents  to  the  Servicer  promptly  upon  receipt  thereof.   If  an
Assignment  of Mortgage is required to be prepared  under  Section 3.17 of the
Servicing  Agreement,  the Seller will  promptly  execute such  Assignment  of
Mortgage upon request of the Servicer.

            Upon sale of the Initial  Mortgage  Loans,  the  ownership of each related  Loan  Agreement  (subject  to the  proviso in  Section 2.1(a)),  each related  Mortgage  and the  contents  of the  related  Mortgage  File shall be vested in the Purchaser  and the  ownership of all records and documents  with respect  to the  Mortgage  Loans  that are  prepared  by or that come into the possession of the Seller,  as the seller of the Mortgage Loans  hereunder,  or by the Servicer under the Servicing  Agreement shall  immediately  vest in the
Purchaser,  and shall be retained and  maintained  in trust by the Servicer at the  will  of the  Purchaser,  in  such  custodial  capacity  only;  provided, however,  that if  Wachovia  is no longer  the  Servicer  under the  Servicing
Agreement,  any records and  documents  that come into the  possession  of the
Seller shall be promptly  delivered  to the  Servicer.  The  Seller's  records will accurately reflect the sale of the Mortgage Loans by it to the Purchaser.

            The Purchaser  hereby  acknowledges  its  acceptance of all right,
title  and  interest  to  the  property   conveyed  to  it  pursuant  to  this
Section 2.1.

Section 2.2.     Sale of Subsequent Mortgage Loans.

(a)   Subject  to the  conditions  set forth in  paragraphs  (b) and (c) below
(the satisfaction of which (other than the conditions  specified in paragraphs
(b)(i),  (b)(ii) and (b)(iii)) shall be evidenced by an Officer's  Certificate of the Seller  dated the date of the related  Subsequent  Transfer  Date),  in consideration  of the  Purchaser's  payment of the purchase price provided for in Section 2.3 on one or more Subsequent  Transfer  Dates,  the Seller may, on the related  Subsequent  Transfer Date, sell,  transfer,  assign, set over and convey  to the  Purchaser  without  recourse  (except  as  expressly  provided herein),  all of the right, title and interest of the Seller whether now owned or existing or hereafter created,  arising, or acquired,  in, to and under the
Subsequent  Transferred Property;  provided,  however, that the Purchaser does not  assume  the  obligation  under any Loan  Agreement  to fund  Draws by the
Mortgagor  thereunder or any other obligation  arising under or related to the
Related  Documents,  and the Purchaser  shall not be obligated or permitted to fund  any such  Draws,  it  being  agreed  that the  Seller  will  retain  the obligation to fund future  Draws.  Any transfer to the Purchaser by the Seller of  Subsequent  Mortgage  Loans  shall be  absolute,  and is  intended  by the
Purchaser  and the  Seller to  constitute  and to be treated as a sale of such
Subsequent Mortgage Loans by the Seller to the Purchaser.

      The Purchaser on each  Subsequent  Transfer Date shall  acknowledge,  by execution of the related Subsequent Transfer Agreement,  its acceptance of all right, title and interest to the related  Subsequent  Mortgage Loans and other property,  existing on the Subsequent  Transfer Date and  thereafter  created, conveyed to it pursuant to this Section 2.2.

      The Purchaser shall be entitled to all scheduled  principal payments due on and after each  Subsequent  Cut-Off Date,  all other  payments of principal due and collected on and after each  Subsequent  Cut-Off Date, all payments of interest on any related Subsequent  Mortgage Loans due on or after the related
Subsequent  Cut-Off Date, all interest accruing thereon,  all monies due or to become due  thereon  and all  collections  in respect  thereof  received on or after the Subsequent Cut-Off Date.

      Upon  sale of the  Subsequent  Mortgage  Loans,  the  ownership  of each related  Loan  Agreement  (subject  to the  proviso in  Section 2.1(a)),  each related  Mortgage  and the  contents  of the  related  Mortgage  File shall be vested in the Purchaser  and the  ownership of all records and documents  with respect to the  Subsequent  Mortgage  Loans that are  prepared by or that come into the possession of the Seller,  as the seller of the  Subsequent  Mortgage
Loans,  or by the Servicer  under the Servicing  Agreement  shall  immediately vest in the  Purchaser,  and shall be retained and  maintained in trust by the
Servicer  at the  will of the  Purchaser,  in such  custodial  capacity  only;
provided,  however,  that if  Wachovia  is no longer  the  Servicer  under the
Servicing  Agreement,  any records and documents that come into the possession of the Seller  shall be  promptly  delivered  to the  Servicer.  The  Seller's records will accurately  reflect the sale of the Subsequent  Mortgage Loans by it to the Purchaser.

(b)   The Seller may transfer to the Purchaser,  Subsequent Mortgage Loans and the other property and rights  related  thereto  described in  Section 2.2(a), and the Purchaser shall pay for such Subsequent  Mortgage Loans, only upon the satisfaction  of each of the  following  conditions on or prior to the related
Subsequent Transfer Date:

(i)   the Seller shall have provided the Indenture  Trustee,  the Issuer,  the
Purchaser,  Rating  Agencies and the Enhancer  with a timely  Addition  Notice substantially  in the form of Exhibit 3, which  notice shall be given no later than seven  Business Days prior to the related  Subsequent  Transfer Date, and shall designate the Subsequent  Mortgage Loans to be sold to the Purchaser and the aggregate  Principal  Balance of such Subsequent  Mortgage Loans as of the related Subsequent Cut-Off Date;

(ii)  the Seller shall have delivered to the Purchaser,  the Indenture Trustee and the Enhancer a duly executed Subsequent  Transfer Agreement  substantially in the form of Exhibit 2, (A)  confirming the  satisfaction  of each condition precedent and making the representations  specified in this Section 2.2(b) and in the related  Subsequent  Transfer  Agreement  and (B)  including a Mortgage
Loan Schedule listing the Subsequent Mortgage Loans;

(iii) as of each  Subsequent  Transfer  Date,  as evidenced by delivery to the
Indenture Trustee of the Subsequent  Transfer Agreement in the form of Exhibit
2, the Seller  shall not be  insolvent,  made  insolvent  by such  transfer or aware of any pending insolvency;

(iv)  such sale and  transfer  shall  not  result in a  material  adverse  tax consequence  to the  Purchaser  or the Issuer or due to any action or inaction on the part of the Seller, to the Securityholders or the Enhancer;

(v)   the Revolving Period shall not have terminated; and

(vi)  the Enhancer and each Rating  Agency (each,  an "Approval  Party") shall have approved the sale of the Subsequent  Mortgage Loans (which approval shall not be unreasonably  withheld)  within five (5) Business Days of receipt of an electronic file containing the information  regarding the Subsequent  Mortgage
Loans that was  delivered  to each  Approval  Party prior to the Closing  Date with  respect to the Initial  Mortgage  Loans;  provided,  that if an Approval
Party  shall not have  notified  the  respective  Seller  within such five (5)
Business  Days that such  Approval  Party  does not so  approve,  such sale of
Subsequent Mortgage Loans shall be deemed approved by such Approval Party.

      The  obligation of the Purchaser to purchase a Subsequent  Mortgage Loan on any Subsequent  Transfer Date is subject to the following  conditions:  (i)
each such  Subsequent  Mortgage  Loan must  satisfy  the  representations  and warranties  specified in the related  Subsequent  Transfer  Agreement and this
Agreement;  (ii) the Seller has not selected such Subsequent Mortgage Loans in a manner  that it  reasonably  believes  is  adverse to the  interests  of the
Noteholders or the Enhancer;  and (iii) as of the related  Subsequent  Cut-Off
Date each Subsequent  Mortgage Loan will satisfy the following  criteria:  (A)
such  Subsequent  Mortgage  Loan  may  not be 30 or  more  days  contractually delinquent as of the related  Subsequent Cut-Off Date; (B) the original stated
term to maturity of such Subsequent  Mortgage Loan will not exceed 480 months;
(C) such Subsequent  Mortgage Loan must have an outstanding  Principal Balance of at least  $1,000 and no more than  $________  as of the related  Subsequent
Cut-Off  Date;  (D)  such  Subsequent   Mortgage  Loan  will  be  underwritten
substantially  in  accordance  with the criteria set forth under " Description of the Mortgage Loans - Underwriting  Standards" in the Prospectus Supplement;
(E)  such   Subsequent   Mortgage   Loan  shall  not  provide   for   negative
amortization;  and (F) following the purchase of the Subsequent  Mortgage Loan by the issuer,  the Mortgage Loans must have a weighted average loan margin, a weighted average  remaining term to maturity and a weighted average CLTV Ratio at origination,  as of each respective  Subsequent  Cut-Off Date,  which would not vary materially from the Initial Mortgage Loans.

(c)   Within five  Business  Days after each  Subsequent  Transfer  Date,  the
Seller shall  deliver to the  Purchaser,  the Rating  Agencies,  the Indenture
Trustee and the Enhancer a copy of the Mortgage Loan Schedule  reflecting  the
Subsequent Mortgage Loans in electronic format.

Section 2.3.Payment of Purchase Price.

(a)   The  purchase  price (the  "Purchase  Price") for the  Initial  Mortgage
Loans  and  the  related  Initial  Transferred  Property  to be  paid  by  the
Purchaser  to the  Seller on the  Closing  Date  shall be an  amount  equal to one-hundred  percent (100%) of the related  Cut-Off Date  Principal  Balances.
The  Purchase  Price  paid  for any  Subsequent  Mortgage  Loans  and  related
Subsequent  Transferred  Property to be paid by the Purchaser to the Seller on any  Subsequent  Transfer  Date  shall be  one-hundred  percent  (100%) of the related  Cut-Off  Date  Principal  Balances  thereof  (as  identified  on  the
Mortgage Loan Schedule attached to the related  Subsequent  Transfer Agreement provided  by the  Seller).  In the  case of each  Additional  Balance  and the related  Transferred  Property sold hereunder  created on or after the Cut-Off
Date  or  any  Subsequent  Cut-Off  Date,  as  applicable,  and  prior  to the commencement  of the Rapid  Amortization  Period,  the Purchase  Price thereof shall be 100% of the  principal  amount of the related  Draw under the related
Loan  Agreement  on the later of the Closing  Date or any  Subsequent  Cut-Off
Date, as applicable,  and the date of the creation of such Additional Balance, adjusted  to reflect  such  factors as the Seller and the  Purchaser  mutually agree will result in a purchase  price  determined to be the fair market value of such Additional Balance and the related Transferred Property.

(b)   In  consideration  of the sale of the  Initial  Mortgage  Loans  and the related  Transferred  Property by the Seller to the  Purchaser  on the Closing
Date,  the  Purchaser  shall  pay to the  Seller on the  Closing  Date by wire transfer of immediately  available  funds to a bank account  designated by the
Seller,  the amount  specified above in paragraph (a) for the Initial Mortgage
Loans and the related  Transferred  Property.  In consideration of the sale of any  Subsequent  Mortgage  Loan and the  related  Transferred  Property by the
Seller to the Purchaser on any Subsequent  Transfer Date, the Purchaser  shall pay to the Seller by wire transfer of  immediately  available  funds to a bank account  designated by the Seller, the amount specified above in paragraph (a)
for the  applicable  Subsequent  Mortgage  Loans and the  related  Transferred
Property.

(c)   [Reserved]

(d)   With  respect to each  Additional  Balance  transferred  hereunder  with respect to any Mortgage Loan,  the Purchaser  shall pay or cause to be paid to the  Seller  or its  designee  the  Purchase  Price  specified  above for such
Additional  Balance  and  the  related  Transferred  Property  in  cash on the
Payment Date in the calendar  month  immediately  following the calendar month in which such Additional Balance was created.

(e)   The Seller shall have no obligation to sell any Transferred  Property to the  Purchaser  if  the  Seller  is not  paid  the  purchase  price  for  such
Transferred Property as provided herein.

Section 2.4.         Allocation.  Except  with  respect  to  Liquidation  Loss
Amounts and Subsequent  Recovery Amounts,  the Seller,  the Servicer,  and the
Purchaser  agree that all  collections on the Mortgage Loans will be allocated and  applied as provided by the terms of the  related  Loan  Agreements  or by
applicable  law.   Except  with  respect  to  Liquidation   Loss  Amounts  and
Subsequent  Recovery Amounts, if the Loan Agreement or applicable law does not specify a method of allocation and  application  for  particular  collections, such  collections  shall be allocated  and applied (i) first to interest,  pro rata (based on the amounts  coming due on such date) among the amounts  coming due on such  date)  and (ii) then to  principal,  in the order of the dates on which  such  amounts  for  principal  were first  incurred  or, in the case of
Promotional Advances,  first to Promotional  Advances.  If, as a result of the provisions of this  Section 2.4,  collections are allocated to Excluded Draws, such  collections  shall not be property of the Purchaser or its assignees and shall be paid by the  Servicer  to the  Seller  as  provided  in  Section 2.5.
Liquidation  Loss Amounts and Subsequent  Recovery  Amounts shall be allocated as provided in the definition of Excluded Amount.

Section 2.5.         Draws During the Rapid  Amortization  Period.  During the
Rapid  Amortization  Period,  any Excluded Draw shall not be deemed Additional
Balances,  and the ownership of such  Excluded  Draws shall be retained by the
Seller  except  as  provided  herein.   Payments  and  collections   allocable
pursuant to  Section 2.4  to an Excluded Draw shall not be deposited  into the
Custodial Account,  the Distribution  Account or the Note Payment Account, and
shall be  distributed  by the Servicer to the Seller no less  frequently  than monthly in accordance with reasonable instructions provided by the Seller.

Section 2.6.         Security  Interest.  (a) The parties  hereto  intend that
the  transactions set forth herein and in the Subsequent  Transfer  Agreements each  constitute  a sale by the Seller to the  Purchaser  of all the  Seller's right,  title  and  interest  in and to  the  Mortgage  Loans  and  the  other
Transferred  Property,  including for accounting  purposes,  and not a secured borrowing.  In  the  event  the  transactions  set  forth  herein  or  in  any
Subsequent  Transfer  Agreement are deemed not to be a sale, the Seller hereby grants to the  Purchaser a security  interest in the  Transferred  Property to secure all of the Seller's  obligations  hereunder,  and this Agreement  shall and hereby does  constitute a security  agreement  under  applicable  law. The
Seller  agrees to take or cause to be taken such  actions and to execute  such documents,  including  without  limitation the authorization and filing of any continuation  statements  with respect to the UCC financing  statements  filed with respect to the Mortgage  Loans by the  Purchaser on the Closing  Date, if
any, and any  amendments  thereto  required to reflect a change in the name or corporate  structure  of the  Seller  or the  filing  of  any  additional  UCC
financing   statements   due  to  the  change  in  the  principal   office  or
jurisdiction  of  organization  of the Seller as are  necessary to perfect and protect  the  Purchaser's  and its  assignee's  interests  in the  Transferred
Property.   The  Seller  shall  file  any  such  continuation   statements  or
amendments on a timely basis.

(b)   To the extent that the Seller  retains any  interest in the  Transferred
Property,  the Seller hereby  grants to the Indenture  Trustee for the benefit of the Noteholders a security interest in the Transferred  Property, to secure the  performance of all of the  obligations of the Seller  hereunder and under the other  Basic  Documents.  With  respect  to this  security  interest,  the
Indenture  Trustee  shall  have  all of the  rights  that  it  has  under  the
Indenture and the Basic Documents and all of the rights of a secured  creditor under the UCC.

                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES;
                             REMEDIES FOR BREACH

Section 3.1.Representations   and   Warranties  of  the  Seller.   The  Seller
represents  and  warrants  to the  Purchaser,  as of the  Closing  Date or, as
applicable,  as of each  Subsequent  Transfer Date (or if otherwise  specified below, as of the date so specified):

(a)   As to the Seller:

(i)   The Seller is a national banking  association duly organized and validly existing  under the laws of the United  States of America and is in compliance with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii)  The Seller has the power and  authority  to make,  execute,  deliver and perform its  obligations  under this  Agreement and each  Subsequent  Transfer
Agreement  to which  it is a party  and all of the  transactions  contemplated under this  Agreement and each such  Subsequent  Transfer  Agreement,  and has taken all necessary corporate action to authorize the execution,  delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) The Seller is not  required to obtain the consent of any other Person or any consents,  licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority,  bureau or agency in connection with the execution, delivery, performance,  validity or enforceability of this
Agreement  or  each  such  Subsequent  Transfer  Agreement,  except  for  such
consents,   licenses,   approvals  or  authorizations,   or  registrations  or
declarations, as shall have been obtained or filed, as the case may be;

(iv)  The  execution  and  delivery  of  this  Agreement  and  any  Subsequent
Transfer  Agreement  to which it is a party by the Seller and its  performance and  compliance  with the terms of this  Agreement  and each  such  Subsequent
Transfer  Agreement  will not violate the Seller's  Articles of Association or
Bylaws or  constitute a material  default (or an event  which,  with notice or lapse of time, or both, would constitute a material  default) under, or result in  the  material  breach  of,  any  material  contract,  agreement  or  other instrument  to which the Seller is a party or which may be  applicable  to the
Seller or any of its assets;

(v)   There  are no  pending  or,  to the  best  of  the  Seller's  knowledge, threatened,  actions,  suits,  proceedings or investigations before any court, tribunal,  administrative  agency,  arbitrator or  governmental  body that, if decided  adversely,  would materially and adversely  affect (A) the  condition
(financial  or  otherwise),  business or  operations  of the  Seller,  (B) the ability of the Seller to perform its  obligations  under,  or the  validity or enforceability  of,  the  Basic  Documents  to  which it is a party or (C) the transactions contemplated by this Agreement;

(vi)  This Agreement and each Subsequent  Transfer  Agreement to which it is a party  constitutes  a legal,  valid  and  binding  obligation  of the  Seller, enforceable  against  the  Seller  in  accordance  with its  terms,  except as
enforceability   may  be  limited  by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium  and  other  laws  affecting  the  enforcement  of creditors'  rights in  general,  as they may be applied in the  context of the
insolvency  of  a  national  banking   association,   and  by  general  equity
principles  (regardless  of  whether  such  enforcement  is  considered  in  a proceeding  in  equity  or  at  law),  and  by  public  policy  considerations underlying  the  securities  laws,  to the  extent  that  such  public  policy considerations  limit the  enforceability  of the provisions of this Agreement which purport to provide  indemnification  from  liabilities  under applicable securities laws;

(vii) This  Agreement  constitutes  a valid  transfer  and  assignment  to the
Purchaser  of all  right,  title  and  interest  of the  Seller  in and to the
Initial  Mortgage  Loans,  including the Cut-Off Date  Principal  Balances now existing and all Additional  Balances  thereafter arising to and including the day immediately  preceding the Rapid Amortization Period, all monies due or to become  due with  respect  thereto,  and all  proceeds  of such  Cut-Off  Date
Principal  Balances  with  respect to the  Initial  Mortgage  Loans;  and this
Agreement and the related  Subsequent  Transfer  Agreement,  when executed and delivered,  will  constitute a valid  transfer and assignment to the Purchaser of all  right,  title and  interest  of the  Seller  in and to the  Subsequent
Mortgage  Loans,   including  the  Cut-Off  Date  Principal  Balances  of  the
Subsequent  Mortgage  Loans,  all  monies  due or to become  due with  respect thereto,  and all proceeds of such Cut-Off Date Principal Balances and nothing has been done by the  Seller  to  impair  the  rights  of the  Purchaser,  the
Trustee,  the Paying Agent, the Enhancer or the  Securityholders  with respect thereto; and

(viii)......The Seller is not in default  with  respect to any order or decree of any  court or any  order,  regulation  or  demand  of any  federal,  state, municipal or governmental  agency,  which default might have consequences that would materially and adversely  affect the condition  (financial or otherwise)
or operations of the Seller or its properties or might have  consequences that would materially adversely affect its performance hereunder.

(b)   As to each Initial  Mortgage Loan (except as otherwise  specified below)
as of the Closing  Date,  or as to each  Subsequent  Mortgage  Loan (except as otherwise specified below) as of the related Subsequent Transfer Date:

(i)   The  information  pertaining  to each  Mortgage  Loan  set  forth in the
Mortgage  Loan  Schedule  delivered  by the Seller was true and correct in all material  respects as of the date or dates  respecting  which such information is initially furnished;

(ii)  Each Mortgaged  Property is improved by a residential  dwelling,  which, to the best of the Seller's  knowledge,  does not  constitute  property  other than real property under state law;

                                       10

(iii) Each  Mortgage  Loan is being  serviced by the Seller and there was only one  originally  executed Loan  Agreement not stamped as a duplicate copy with respect to each such Mortgage Loan;

(iv)  The  Loan  Agreement  with  respect  to  each  Mortgage  Loan  bears  an adjustable Loan Rate;

(v)   Immediately prior to the transfer and assignment herein  contemplated or under the related Subsequent  Transfer  Agreement,  as applicable,  the Seller held good and indefeasible  title to, and was the sole owner of, each Mortgage
Loan conveyed by the Seller  subject to no liens (other than,  with respect to any  Mortgage  Loan in a  (A) second  lien  position,  the lien of the related first  mortgage and  (B) third  lien  position,  the lien of the related first mortgage and the related second mortgage),  charges,  mortgages,  encumbrances or rights of others or other liens  which will not be released  simultaneously with such transfer and assignment and has full right and authority,  under all governmental and regulatory  bodies having  jurisdiction over the ownership of the  applicable  Mortgage  Loans to sell and assign the same  pursuant to this
Agreement or the related Subsequent Transfer Agreement, as applicable;

(vi)  To the best of the Seller's knowledge,  there is no delinquent recording or other tax or fee or  assessment  lien on any Mortgaged  Property,  and each
Mortgaged Property is free of material damage and is in good repair;

(vii) No Mortgage Loan is subject to any right of  rescission,  valid set-off, counterclaim  or  defense,  including  the  defense  of  usury,  nor  will the operation of any of the terms of the Loan  Agreement or the Mortgage  relating to any Mortgage Loan, or the exercise of any right  thereunder,  render either such Loan  Agreement or such  Mortgage  unenforceable  in whole or in part, or subject  to  any  right  of  rescission,  set-off,  counterclaim  or  defense, including  the  defense of usury,  and no such right of  rescission,  set-off, counterclaim or defense has been asserted with respect thereto;

(viii)......To the best of the Seller's  knowledge,  each Mortgage Loan at the time it was made and the  related  Loan  Agreement  complied  in all  material respects with applicable  local,  state and federal laws,  including,  without limitation,  usury, equal credit  opportunity,  disclosure,  recording and all applicable anti-predatory lending laws;

(ix)  A policy of hazard  insurance and flood  insurance,  if applicable,  was required  from the  Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

(x)   Each  Mortgage  Loan and each Loan  Agreement  is the  legal,  valid and binding  obligation of the maker thereof and is enforceable in accordance with its terms,  except  only as such  enforcement  may be  limited by  bankruptcy, insolvency,  reorganization,  moratorium or other  similar laws  affecting the enforcement  of  creditors'  rights  generally  and by general  principles  of equity (whether considered in a proceeding or action in equity or at law);

(xi)  No Mortgage Loan is subject to the Home Ownership and Equity  Protection
Act of 1994.  Furthermore,  no Mortgage Loan either  currently  has, or in the future  will  have,  single  premium  life  provisions  as  part  of the  Loan
Agreement;

                                       11

(xii) Each  Initial  Mortgage  Loan has an  associated  CLTV of no higher than
100%;

(xiii)......There is no  proceeding  pending  or  threatened  for the total or partial  condemnation  of the  Mortgaged  Property,  nor is such a  proceeding currently occurring;

(xiv) The  related  Loan  Agreement  is not and has not  been  secured  by any collateral,  pledged  account  or  other  security  except  the  lien  of  the corresponding Mortgage;

(xv)  With  respect to each  Initial  Mortgage  Loan and  Subsequent  Mortgage
Loan, as applicable,  the related  Mortgage File contains or will contain each of the documents and instruments specified to be included therein;

(xvi) With respect to each  Mortgage Loan that is not a first  mortgage  loan, either (i) no  consent  for the  Mortgage  Loan is  required  by the holder or holders of the related prior lien,  (ii) such consent has been obtained and is contained  in the related  Mortgage  File or (iii) no consent for the Mortgage
Loan was required by relevant law;

(xvii)......The Mortgaged  Property is located in the state  identified in the
Mortgage  Loan  Schedule and consists of a single parcel of real property with a residential dwelling erected thereon;

(xviii).....The related Mortgage contains  customary and enforceable  (subject to clause (x))  provisions  which render the rights and remedies of the holder thereof  adequate for the  realization  against the Mortgaged  Property of the benefits of the security,  including, (i) in the case of a Mortgage designated as a deed of  trust,  by  trustee's  sale,  and  (ii)  otherwise  by  judicial foreclosure.  There  is no  homestead  or  other  exemption  available  to the
Mortgagor  which  would  materially  interfere  with  the  right  to sell  the
Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

(xix) To the best of the  Seller's  knowledge,  there is no  default,  breach, violation or event of acceleration  existing under the Mortgage or the related
Loan  Agreement  and no event  which,  with the passage of time or with notice and the  expiration of any grace or cure period,  would  constitute a default, breach, violation or event of acceleration;  and the Seller has not waived any default, breach, violation or event of acceleration;

(xx)  At  origination,  each  Initial  Mortgage  Loan has a draw period of not less than 36 months;

(xxi) The Loan Agreement  with respect to each Initial  Mortgage Loan bears an adjustable  Loan Rate with an index plus a margin that equals a rate per annum of no less than Prime minus ____%;

(xxii)......To the best of the Seller's knowledge,  there are no mechanics' or similar  liens or claims  which  have been filed for work,  labor or  material affecting the related  Mortgaged  Property which are, or may be liens prior or equal to the lien of the  related  Mortgage,  except  liens  which  are  fully insured  against by a title  insurance  policy  referred  to in clause  (xxiv)
below;

                                       12

(xxiii).....As of the Cut-Off Date or the related  Subsequent Cut-Off Date, as applicable,  no  Mortgage  Loan was 30 days or more  delinquent  in payment of principal or interest or the subject of a bankruptcy proceeding;

(xxiv)......A title  search  or  other  assurance  of title  customary  in the relevant jurisdiction was obtained with respect to each Mortgage Loan;

(xxv) Each original Mortgage was recorded,  and all subsequent  assignments of the original  Mortgage  required to be  delivered to the Servicer  pursuant to
Section 2.1 have been recorded in the appropriate  jurisdictions  wherein such recordation  is  necessary  to perfect the lien thereof (or are in the process of being recorded in accordance with local law);

(xxvi)......The  Seller  has  not   transferred  the  Mortgage  Loans  to  the
Purchaser with any intent to hinder, delay or defraud any of its creditors;

(xxvii).....No  selection  procedure  reasonably  believed by the Seller to be adverse to the interests of the  Securityholders was utilized in selecting the
Mortgage Loans;

(xxviii).... The Minimum  Monthly Payment with respect to any Mortgage Loan is not less than the interest  accrued at the applicable Loan Rate on the average daily  Principal  Balance during the interest  period  relating to the date on which such Minimum Monthly Payment is due;

(xxix)......The  Seller  has not  received  a notice of  default of any senior mortgage  loan related to a Mortgaged  Property  which has not been cured by a party other than the Seller;

(xxx) No instrument of release or waiver has been executed in connection  with the Mortgage Loans,  and no Mortgagor has been released,  in whole or in part, from its obligations in connection therewith;

(xxxi)......Each  Mortgage   Loan  has  been   originated  by  the  Seller  in
compliance in all material  respects with the Seller's  internal  underwriting policies as in effect on the date of origination of such Mortgage Loan;

(xxxii)..... Other than provisions  relating to "promotional  Finance Charges"
and  "promotional  advances,"  as each such term is used in the  related  Loan
Agreements,  or any similar terms used in any of the related Loan  Agreements, there are no  provisions  in any of the  related  Loan  Agreements  that would
interfere   with  the  allocation   provisions  of  the  second   sentence  of
Section 2.4;

(xxxiii).... No  "promotional  advances,"  as such term is used in the related
Loan  Agreements  or any other  similar type of advance that would be entitled to an allocation of payment other than by application in  chronological  order
(except  with respect to  Liquidation  Loss  Amounts and  Subsequent  Recovery
Amounts) will be extended  under any Mortgage Loan after the date on which the
Rapid Amortization Period commences;

(xxxiv).....None of the  Loan  Agreements  that  constitute  or  evidence  the
Mortgage  Loans  has any  marks or  notations  indicating  that they have been pledged,  assigned  or  otherwise  conveyed  to  any  Person  other  than  the
Purchaser;
                                       13

(xxxv)......No  Mortgage  Loan is a "high  cost  loan"  or  "covered  loan" as applicable (as such terms are defined in Standard & Poor's  LEVELS(R)  Glossary,
Version  5.6  Revised,  Appendix  E,  attached  hereto  as  Exhibit  6) and no
Mortgage Loan  originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act";

(xxxvi).....Reserved;

(xxxvii)....As of the Cut-Off  Date,  the minimum  CLTV of a Mortgage  Loan is
___%,  the highest CLTV of a Mortgage  Loan is ___% and the  weighted  average
CLTV for the Mortgage Loans is approximately ___%;

(xxxviii)...As of the Cut-Off  Date,  no more than  approximately  ___% of the
Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged
Properties  which  may  have  been  appraised  using  a  statistical  property evaluation method provided by CASA(R);

(xxxix).....As of the Cut-Off  Date,  no more than  approximately  ___% of the
Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged
Properties  which  may  have  been  appraised  using  a  statistical  property evaluation method provided by vendors other than CASA;

(xl)  As of the  Cut-Off  Date,  the Loan Rates on the  Mortgage  Loans  range between  ___% per  annum  and ___% per  annum.  As of the  Cut-Off  Date,  the weighted  average Loan Rate for the Mortgage Loans is  approximately  ___% per annum;

(xli) As of the Cut-Off Date, no more than  approximately  ___%,  ___%,  ___%,
___% and ___% of the Mortgage  Loans, by Cut-Off Date Principal  Balance,  are
secured by  Mortgaged  Properties  located in the states of _______,  _______,
_______,  _______ and _______, respectively;

(xlii)......(A) Each  Mortgaged  Property  consists of a single parcel of real property with a single family or multi-family  residence  erected thereon,  or an  individual  condominium  unit or  agricultural  property  with a residence erected  thereon.  (B) With respect to the Mortgage Loans,  (a)  approximately
___%  (by  Cut-Off  Date  Principal  Balance)  are  secured  by real  property improved by individual  condominium units,  (b) approximately ___% (by Cut-Off
Date  Principal  Balance) are secured by real  property  with a single  family residence erected thereon,  (c) approximately  ___% (by Cut-Off Date Principal
Balance) are secured by real property with a  multi-family  residence  erected thereon and (d) approximately  ___% are secured by agricultural  property with a residence thereon;

(xliii).....As of the Cut-Off  Date,  (i) no more than  approximately  ___% of the Mortgage Loans, by Cut-Off Date Principal  Balance,  are secured by second liens and (ii) no more  than  approximately  ___% of the  Mortgage  Loans,  by
Cut-Off Date Principal Balance, are secured by third liens;

(xliv)......As of the Cut-Off Date,  no Mortgage Loan had a Principal  Balance
less than  $______ and no Mortgage  Loan had a Principal  Balance in excess of
$______;

(xlv) Each  Mortgage  Loan  has  been  serviced   since  its   origination  in
compliance with all applicable federal, state and local laws;

                                       14

(xlvi)......No  Mortgage  Loan is  scheduled  to mature  later  than _____ __,
20__;

(xlvii).....Each Mortgage Loan  contains a provision for the  acceleration  of payment of the unpaid  Principal  Balance of the related  Mortgage Loan in the event that the property  securing such  Mortgage  Loan is sold or  transferred without the prior written consent of the Mortgagee thereunder;

(xlviii)....As of the  Cut-Off  Date,  no  Mortgagor  was the  subject  of any bankruptcy proceedings;

(xlix)......None of the Mortgage Loans were  originated in the States of Maine or Nevada;

(l)   No Mortgage Loan provides for a prepayment premium;

(li)  The margin  for the  Mortgage  Loans  (which  margin,  when added to the applicable  current  index,  establishes  the interest  rate to be paid to the applicable Mortgage Loans) ranges from -___% to ___%;

(lii) The Pool  Balance of the Initial  Mortgage  Loans as of the Cut-Off Date
is $__________; and

(liii)......No more than  ___% (by  Cut-Off  Date  Principal  Balance)  of the
Initial Mortgage Loans are secured by non-primary residences.

(c)   As to  each  Subsequent  Mortgage  Loan  as of  the  related  Subsequent
Cut-Off Date:

(i)   the original  stated term to maturity of the  Subsequent  Mortgage  Loan will not exceed 480 months;

(ii)  the Subsequent Mortgage Loan must have an outstanding  Principal Balance of at least  $1,000 and no more than  $_______  as of the  Subsequent  Cut-Off
Date;

(iii) the  Subsequent  Mortgage  Loan will be  underwritten  substantially  in accordance with the criteria used with respect to the Initial Mortgage Loans;

(iv)  the   Subsequent   Mortgage   Loan  shall  not  provide   for   negative
amortization; and

(v)   following  the  purchase  of  the   Subsequent   Mortgage  Loan  by  the
Purchaser,  the Mortgage  Loans must have a weighted  average Gross Margin,  a weighted average  remaining term to maturity and a weighted average CLTV Ratio at origination,  as of each respective  Subsequent  Cut-Off Date,  which would not vary materially from the Initial Mortgage Loans.

(d)   Upon notice from the Purchaser,  the Enhancer,  the Owner  Trustee,  the
Indenture Trustee or the Servicer, as applicable,  of a breach of the Seller's
respective   representations   or  warranties  in  paragraph  (a)  above  that
materially and adversely affects the interests of the  Securityholders  or the
Enhancer  in any  Mortgage  Loan,  the  Seller  shall,  within  90 days of its discovery  or its  receipt  of notice  of such  breach,  either  (i) cure such breach in all  material  respects  or (ii) to the extent  that such  breach is with respect to a Mortgage Loan or a Related  Document,  either (A) repurchase such  Mortgage  Loan from the  Purchaser  or its  assignee  at the  Repurchase
Price,  or (B)  substitute  one or more  Eligible  Substitute  Loans  for such
Mortgage  Loan, in each case in the manner and subject to the  conditions  and limitations set forth below.

                                       15

            Upon  discovery  by the Seller or upon notice from the  Purchaser, the Enhancer,  the Owner Trustee,  the Indenture  Trustee or the Servicer,  as
applicable,  of a breach of the  Seller's  representations  or  warranties  in paragraphs  (b) or (c) above,  with respect to any Mortgage  Loan, or upon the occurrence of a Repurchase  Event,  that materially and adversely  affects the interests  of the  Securityholders,  the  Enhancer  or the  Purchaser  in such
Mortgage  Loan (notice of which shall be given to the  Purchaser by the Seller if it discovers  the same),  notwithstanding  such  Seller's lack of knowledge with respect to the substance of such representation and warranty,  the Seller shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase Event in all material respects or  either  (i)  repurchase  such  Mortgage  Loan  from the  Purchaser  or its assignee at the  Repurchase  Price,  or (ii)  substitute  one or more Eligible
Substitute  Loans  for such  Mortgage  Loan,  in each case in the  manner  and subject to the conditions set forth below.  The Repurchase  Price for any such
Mortgage  Loan  repurchased  by the Seller  shall be deposited or caused to be deposited  by  the  Seller  into  the  Custodial  Account.  If the  breach  of representation  and warranty that gave rise to the obligation to repurchase or
substitute   a  Mortgage   Loan   pursuant   to  this   Section  (d)  was  the
representation  and  warranty  set forth in clause  (viii) of Section  3.1(b), then the  Seller  shall pay to the  Issuer  on  behalf  of the  Trust  Estate, concurrently  with and in addition to the remedies  provided in the  preceding sentence,  an amount  equal to any  liability,  penalty  or  expense  that was actually  incurred and paid out of or on behalf of the Trust Estate,  and that directly  resulted  from such  breach,  or if  incurred  and paid by the Trust
Estate thereafter, concurrently with such payment.

            In the event  that the Seller  elects to  substitute  an  Eligible
Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1,  the
Seller shall deliver to the Servicer on behalf of the Issuer,  with respect to such Eligible  Substitute  Loan or Loans,  the original Loan Agreement and all other  documents and  agreements as are required by  Section 2.1(d),  with the
Loan Agreement  endorsed as required by  Section 2.1(d).  No substitution will be made in any  calendar  month after the  Determination  Date for such month.
Minimum Monthly Payments due with respect to Eligible  Substitute Loans in the month  of  substitution  shall  not be part of the  Trust  Estate  and will be retained by the  Servicer  and  remitted by the  Servicer to the Seller on the next  succeeding  Payment Date,  provided that a payment at least equal to the applicable  Minimum  Monthly  Payment for such month in respect of the Deleted
Loan  has  been  received  by the  Issuer.  For  the  month  of  substitution, distributions to the Note Payment Account pursuant to the Servicing  Agreement will include the Minimum  Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts  received in respect  of such  Deleted  Loan.  The  Servicer  shall  amend  or  cause to be amended the  Mortgage  Loan  Schedule  to reflect the removal of such  Deleted
Loan and the  substitution  of the Eligible  Substitute  Loan or Loans and the
Servicer  shall  deliver  the  amended  Mortgage  Loan  Schedule  to the Owner
Trustee  and the  Indenture  Trustee.  Upon such  substitution,  the  Eligible
Substitute  Loan or Loans shall be subject to the terms of this  Agreement  in all respects,  the Seller shall be deemed to have made the representations and warranties with respect to the Eligible  Substitute Loan contained  herein set forth in  Section 3.1(b),  in each case, as of the date of  substitution,  and the Seller shall be deemed to have made a  representation  and  warranty  that each Mortgage Loan so  substituted  is an Eligible  Substitute  Loan as of the date  of  substitution.  The  Seller  shall  be  obligated  to  repurchase  or substitute  for any Eligible  Substitute  Loan as to which a Repurchase  Event
has   occurred  or  as  to  which  the  Seller  has   breached   the  Seller's
representations  and  warranties in  Section 3.1(b),  in each case to the same extent as for any other  Mortgage  Loan,  as provided  herein.  In  connection with the  substitution  of one or more  Eligible  Substitute  Loans for one or more Deleted Loans, the Servicer shall determine the  Substitution  Adjustment
Amount and the Seller shall deposit such  Substitution  Adjustment Amount into the Custodial  Account on the date of substitution,  without any reimbursement therefor.

                                       16

            Upon receipt by the  Indenture  Trustee on behalf of the Issuer of written  notification,  signed by a Servicing Officer,  of the deposit of such
Repurchase  Price  or of such  substitution  of an  Eligible  Substitute  Loan
(together  with  the  complete  related  Mortgage  File)  and  deposit  of any applicable  Substitution Adjustment Amount as provided above, the Servicer, on behalf of the  Indenture  Trustee,  shall  release to the  Seller the  related
Mortgage File for the Mortgage Loan being  repurchased or substituted  for and the  Indenture  Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment  prepared by the Servicer,  in each case without  recourse,  as  shall  be  necessary  to  vest  in the  Seller  or its
respective   designee  such  Mortgage  Loan  released   pursuant   hereto  and
thereafter  such  Mortgage  Loan shall not be an asset of the Purchaser or the
Issuer or part of the Trust Estate.

            It is understood  and agreed that the  obligation of the Seller to cure any breach of the Seller's  representation  and  warranties in paragraphs
(b) or (c) above,  or to repurchase or substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing,  shall constitute the sole remedy  respecting  such breach  available to the Purchaser,  the Issuer,  the
Enhancer  (other  than  with  respect  to  rights  of the  Enhancer  under the
Insurance Agreement),  the  Certificateholders (or the Owner Trustee on behalf of the  Certificateholders)  and the Noteholders (or the Indenture  Trustee on
behalf of the Noteholders) against the Seller.

            It  is  understood  and  agreed  that  the   representations   and
warranties  set  forth  in this  Section 3.1  shall  survive  delivery  of the respective Mortgage Files to the Issuer or the Servicer.

                                 ARTICLE IV

                              SELLER'S COVENANTS

Section 4.1 Covenants of the Seller.  The Seller  hereby  agrees and covenants that:

(a)   except  for the  transfer  hereunder,  or under the  related  Subsequent
Transfer Agreement,  as applicable,  the Seller will not sell, pledge,  assign or transfer to any other Person,  or grant,  create,  incur or assume any Lien on any Mortgage  Loan or other  Transferred  Property,  or any interest in the foregoing, except with respect to any Excluded Draw;

(b)   the Seller  shall not convey,  pledge or sell any  Excluded  Draw unless the  Seller  delivers  an  Opinion  of  Counsel  to  the  Enhancer  that  such conveyance will not cause the Trust to become a taxable mortgage pool;

(c)   the Seller shall notify the Purchaser  and the Indenture  Trustee of the existence of any Lien (other than as provided  above) arising through or under the Seller on any Mortgage Loan  immediately upon discovery  thereof;  and the
Seller shall defend the right,  title and  interest of the  Purchaser  and the
Indenture  Trustee in, to and under the Mortgage  Loans and other  Transferred
Property  against all claims of third  parties  claiming  through or under the
Seller; and

                                       17

(d)   in a sale of the Trust  Estate upon an Event of Default  pursuant to the
Indenture,  the  Indenture  Trustee  shall have the right to sell all Excluded
Draws in  connection  with such sale,  provided  that the Seller  receives  an amount equal to the fair market value for such Excluded Draws upon such sale.

                                  ARTICLE V

                                  [RESERVED]

                                  ARTICLE VI

                           LIMITATION OF LIABILITY

Section 6.1 Limitation  on  Liability  of the Seller.  None of the  directors, officers,  employees or agents of the Seller  shall be under any  liability to the  Purchaser,  it being  expressly  understood  that all such  liability  is expressly  waived and released as a condition  of, and as  consideration  for, the  execution  of this  Agreement  and  any  Subsequent  Transfer  Agreement.
Except  (i)  with  respect  to its  breach  of  any  of  its  representations, warranties,  or  covenants  herein,  and (ii) as and to the  extent  expressly provided in this  Agreement,  the Seller  shall not be under any  liability to the Owner Trustee,  the Indenture Trustee or the  Securityholders.  The Seller
and any  director,  officer,  employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person respecting any matters arising hereunder.

                                 ARTICLE VII

                                 TERMINATION

Section 7.1 Termination.  The obligations and  responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

Section 8.1 Amendment.  This  Agreement  may be  amended  from time to time by the parties hereto by written  agreement with the prior written consent of the
Enhancer, which consent shall not unreasonably be withheld.

Section 8.2 GOVERNING LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED
IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO
ITS  CONFLICTS OF LAW  PROVISIONS  (OTHER THAN  SECTION  5-1401 OF THE GENERAL
OBLIGATIONS  LAW) AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                       18

Section 8.3 Notices. All demands,  notices and communications  hereunder shall be in  writing  and shall be deemed  to have  been  duly  given if  personally delivered at or mailed by  certified  mail,  returned  receipt  requested  and postage prepaid, addressed as follows:

(i)   if to the Seller:

                        Wachovia Bank, National Association
                        Charlotte Plaza
                        17th Floor
                        201 S. College Street
                        Charlotte, NC 28288-0572
                        Attention:  David Mason
                        Re:  Wachovia Mortgage Loan Trust, LLC [______] Trust
                        Telephone: (704) 383-6931
                        Facsimile: (704) 383-3878

(ii)  if to the Purchaser:

                        Wachovia Mortgage Loan Trust, LLC
                        [______________]
                        [address]
                        Re:  Wachovia Mortgage Loan Trust, LLC [______] Trust
                        Telephone:  (___) ___-____
                        Facsimile:  (___) ___-____

(iii) if to the Issuer:

                        c/o [______________]
                        [address]
                        Re:  Wachovia Mortgage Loan Trust, LLC [______] Trust
                        Telephone:  (___) ___-____
                        Facsimile:  (___) ___-____

                                       19

(iv)  if to the Indenture Trustee:

                        [______________]
                        [address]
                        Re:  Wachovia Mortgage Loan Trust, LLC [______] Trust
                        Telephone:  (___) ___-____
                        Facsimile:  (___) ___-____

(v)   if to the Enhancer:

                        [______________]
                        [address]
                        Re:  Wachovia Mortgage Loan Trust, LLC [______] Trust
                        Telephone:  (___) ___-____
                        Facsimile:  (___) ___-____;

or, with respect to any of the  foregoing  Persons,  at such other  address as may  hereafter  be  furnished  to the other  foregoing  Persons  in writing in accordance with this Section 8.3.

Section 8.4 Severability  of Provisions.  If any one or more of the covenants, agreements,  provisions or terms of this  Agreement  shall be held invalid for any reason whatsoever,  then such covenants,  agreements,  provisions or terms
shall  be  deemed   severable  from  the  remaining   covenants,   agreements,
provisions or terms of this  Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 8.5 Relationship  of  Parties.   Nothing  herein  contained  shall  be
deemed  or  construed  to  create a  partnership  or joint  venture  among the parties hereto.

Section 8.6 Counterparts.  This  Agreement  may be  executed  in any number of counterparts,  each of  which,  when so  executed,  shall be  deemed  to be an original and such  counterparts,  together,  shall constitute one and the same agreement.

Section 8.7 Further  Agreements.  The parties hereto each agree to execute and deliver to the other such additional  documents,  instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention  of the  Parties.  It is the  intention  of the  parties hereto that the Purchaser  will be  purchasing  on the Closing  Date,  and the
Seller  will be selling on the  Closing  Date,  the  Initial  Mortgage  Loans,
rather  than the  Purchaser  providing  a loan to the  Seller  secured  by the
Initial  Mortgage  Loans on the Closing Date;  and that the Purchaser  will be purchasing on each  Subsequent  Transfer  Date, and the Seller will be selling on each  Subsequent  Transfer Date,  the related  Subsequent  Mortgage  Loans, rather  than the  Purchaser  providing  a loan to the  Seller  secured  by the related  Subsequent  Mortgage  Loans on each  Subsequent  Transfer  Date.  The
Purchaser  shall have the right to review the  Mortgage  Loans and the Related
Documents to determine the  characteristics  of the Mortgage  Loans which will affect the federal income tax  consequences of owning the Mortgage Loans,  and the Seller shall cooperate with all reasonable  requests made by the Purchaser in the course of such review.

                                       20

Section 8.9
            Successors and Assigns; Assignment of this Agreement.

(a)   This  Agreement   shall  bind  and  inure  to  the  benefit  of  and  be
enforceable by the parties hereto and their  respective  permitted  successors and assigns.  The  obligations  of the Seller under this  Agreement  cannot be assigned or  delegated  to a third party  without the consent of the  Enhancer and the  Purchaser  (and  the  Issuer  with  respect  to the  transfer  of the
Subsequent  Mortgage  Loans),  which consent shall be at each of the Enhancer, the Purchaser, and the Issuer's sole discretion,  provided that the Seller may assign its  obligations  hereunder  to any  Affiliate  of the  Seller,  to any
Person  succeeding to the business of the Seller, to any Person into which the
Seller is merged and to any Person  resulting  from any merger,  conversion or consolidation to which the Seller is a party.

(b)   As an  inducement  to the  Purchaser  to purchase  the Initial  Mortgage
Loans and the Subsequent  Mortgage Loans, the Seller acknowledges and consents to the  Purchaser's  transfer  of its  interest  in this  Agreement  and  each
Subsequent  Transfer  Agreement to which it is a party to the Issuer  pursuant to the Servicing  Agreement  and each related  Subsequent  Transfer  Agreement executed by the Depositor and the Issuer,  the grant of a security interest in such  interest  by  the  Issuer  to  the  Indenture  Trustee  pursuant  to the
Indenture  and the  enforcement  by the  Indenture  Trustee or the Servicer on behalf of the Indenture  Trustee or the Issuer, of any right or remedy against the Seller pursuant to this Agreement.  Such  enforcement of a right or remedy by the Owner Trustee,  the Indenture  Trustee or the Servicer on behalf of the
Indenture Trustee or the Issuer, as applicable,  shall have the same force and effect  as if the  right or  remedy  had been  enforced  or  exercised  by the
Purchaser directly.

Section 8.10      Survival.  The  representations  and warranties  made herein by the  Seller and the  provisions  of Article  VI hereof  shall  survive  the purchase  of  the  Initial  Mortgage  Loans  hereunder  and  any  transfer  of
Subsequent   Mortgage  Loans  pursuant  to  this  Agreement  and  the  related
Subsequent Transfer Agreement.

Section 8.11      Third-Party  Beneficiary.  The Enhancer  shall be an express
third-party   beneficiary   hereof  and  shall  be  entitled  to  enforce  the
provisions of this Agreement as if a party hereto.

                                       21

            IN WITNESS WHEREOF,  the parties hereto have caused their names to be  signed  to this  Mortgage  Loan  Purchase  Agreement  by their  respective officers thereunto duly authorized as of the day and year first above written.

                                   WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                       as Purchaser

                                   By: ________________________________
                                       Name:
                                       Title:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Seller and Servicer

                                   By:
                                       Name:
                                       Title:

Acknowledged and Accepted:

[____________], not in its
   individual capacity but solely
   as Indenture Trustee

By: ________________________________
   Name:
   Title:

              [Signature Page Mortgage Loan Purchase Agreement]

                                  EXHIBIT 1

                            MORTGAGE LOAN SCHEDULE

                                  EXHIBIT 2

                    FORM OF SUBSEQUENT TRANSFER AGREEMENT

      Pursuant  to  this  Subsequent  Transfer  Agreement  No.[_____]  (the
"Agreement"),   dated  as  of  [______________,_________],   between
Wachovia Bank, National  Association,  as seller (the "Seller"),  and Wachovia
Mortgage Loan Trust,  LLC (the  "Purchaser") and pursuant to the mortgage loan purchase  agreement  dated as of ______ __, 200_ (the "Mortgage Loan Purchase
Agreement"),  between the Seller,  as seller and servicer,  and the Purchaser, as  purchaser,  the Seller and the  Purchaser  agree to the sale by the Seller and  the  purchase  by the  Purchaser  of the  mortgage  loans  listed  on the attached  Schedule of Subsequent  Mortgage  Loans (the  "Subsequent  Mortgage
Loans").

      Capitalized  terms used and not  defined  herein  have their  respective meanings  as set forth in Appendix A to the  indenture  dated as of ______ __,
200_,  among the  Wachovia  Mortgage  Loan  Trust,  LLC  [______]  Trust  (the
"Issuer"),  [______________],  as indenture trustee (the "Indenture  Trustee")
and  Wachovia  Bank,  National  Association,  as paying  agent  (the  "Paying
Agent"),  which  meanings  are  incorporated  by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.  Sale of Subsequent Mortgage Loans.

      (a)   The  Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the  Purchaser,  without  recourse  (except  as  expressly  provided herein and in the Mortgage Loan Purchase  Agreement),  all of its right, title and interest whether now owned or existing or hereafter created,  arising,  or acquired,  in, to and under the following:  (i) the Subsequent  Mortgage Loans identified  on the Mortgage  Loan  Schedule  attached  hereto as  Attachment B
(including the related  Cut-Off Date  Principal  Balances now existing and all
Additional  Balances  arising  thereunder  after the  Subsequent  Cut-Off Date through and including the date  immediately  preceding the commencement of the
Rapid Amortization  Period), all scheduled principal payments due on and after the  Subsequent  Cut-Off  Date,  all  other  payments  of  principal  due  and collected on and after the  Subsequent  Cut-Off Date, all payments of interest on the Subsequent  Mortgage Loans due on or after the Subsequent Cut-Off Date, all  interest  accruing  thereon,  all monies due or to become due thereon and all  collections  in  respect  thereof  received  on or after  the  Subsequent
Cut-Off Date; provided,  however,  that any Principal Balance represented by a
Draw made during the Rapid Amortization  Period and interest thereon and money due  or to  become  due  in  respect  thereof  will  not  be or  deemed  to be transferred  to the  Purchaser,  and the  Seller in such  event  shall  retain ownership  of each  Principal  Balance  represented  by  each  such  Draw  and interest thereon and money due or to become due in respect  thereof;  (ii) the interest of the Seller in any insurance  policies in respect of the Subsequent
Mortgage  Loans;  (iii) the  interest of the Seller in the  Mortgages  and the
Loan  Agreements  related  to each  Subsequent  Mortgage  Loan  and the  other
Related Documents and (iv) all proceeds of the foregoing;  provided,  however, that the Purchaser does not assume the obligation  under any Loan Agreement to fund Draws by the Mortgagor  thereunder or any other obligation  arising under or related to the Related Documents,  and the Purchaser shall not be obligated or  permitted  to fund any such  Draws,  it being  agreed that the Seller will retain the  obligation  to fund future  Draws.  The Seller,  contemporaneously with the delivery of this  Agreement,  has delivered or caused to be delivered to the  Purchaser  each item set forth in  Section 2.2  of the  Mortgage  Loan
Purchase Agreement.

      The transfer to the Purchaser by the Seller of the  Subsequent  Mortgage
Loans  identified  on the  Mortgage  Loan  Schedule is intended by the parties hereto to constitute a sale by the Seller to the  Purchaser on the  Subsequent
Transfer  Date of all the  Seller's  right,  title and  interest in and to the
Subsequent  Mortgage  Loans and the  other  Subsequent  Transferred  Property, including for accounting purposes,  and not a secured borrowing.  In the event the  transactions  set forth  herein are  deemed not to be a sale,  the Seller hereby  grants  to  the  Purchaser  a  security  interest  in  the  Subsequent
Transferred Property to secure all of the Seller's obligations hereunder,  and this Agreement  shall and hereby does  constitute a security  agreement  under applicable  law.  The Seller  agrees to take or cause to be taken such actions and to execute such documents,  including without limitation the authorization and filing of any  continuation  statements  with respect to the UCC financing statements  filed  with  respect  to  the  Subsequent  Mortgage  Loans  by the
Purchaser on the related Subsequent  Transfer Date, if any, and any amendments thereto  required to reflect a change in the name or  corporate  structure  of the Seller or the filing of any  additional  UCC financing  statements  due to the change in the principal  office or  jurisdiction  of  organization  of the
Seller as are  necessary to perfect and protect the  Purchaser's  interests in
the  Subsequent   Transferred  Property.   The  Seller  shall  file  any  such
continuation statements or amendments on a timely basis.

      (b)   The expenses and costs  relating to the delivery of the Subsequent
Mortgage  Loans  and  the  related  Subsequent   Transferred  Property,   this
Agreement  and the  Mortgage  Loan  Purchase  Agreement  shall be borne by the
Seller.

      (c)   The Purchaser,  by execution of this Agreement,  acknowledges  its acceptance of all of the Seller's right,  title and interest to the Subsequent
Mortgage Loans and the other related Subsequent Transferred Property.

      (d)   Additional terms of the sale are set forth on Attachment A hereto.

      Section 2.  Representations and Warranties; Conditions Precedent.

      (a)   The Seller hereby affirms the  representations and warranties made by it and set forth in  Section 3.1  of the Mortgage Loan  Purchase  Agreement
that  relate to the  Seller or the  Subsequent  Mortgage  Loans as of the date hereof.  The Seller hereby  confirms that each of the  conditions set forth in
Section 2.2(b)  of the Mortgage  Loan  Purchase  Agreement are satisfied as of the date hereof and further  represents  and warrants  that the Mortgage  Loan
Schedule attached hereto is accurate as of the Subsequent Cut-Off Date.

      (b)   The  Seller is  solvent,  is able to pay its debts as they  become due and has capital  sufficient  to carry on its business and its  obligations hereunder;  it will not be rendered insolvent by the execution and delivery of this instrument or by the  performance of its obligations  hereunder nor is it aware of any  pending  insolvency;  no  petition  of  bankruptcy  (or  similar insolvency  proceeding)  has been filed by or against the Seller  prior to the date hereof.

      (c)   All terms and  conditions of the Mortgage Loan Purchase  Agreement relating to the Subsequent  Mortgage Loans are hereby  ratified and confirmed;
provided,  however,  that in the event of any conflict the  provisions of this
Agreement shall control over the  conflicting  provisions of the Mortgage Loan
Purchase Agreement.

                                   Exhibit 2-2

      Section 3.  GOVERNING  LAW.  THIS  INSTRUMENT   SHALL  BE  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS
CONFLICTS  OF LAW  PROVISIONS  (OTHER  THAN  SECTION  5-1401  OF  THE  GENERAL
OBLIGATIONS  LAW) AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 4.  Counterparts.   This   Instrument   may   be   executed   in
counterparts,  each of  which,  when so  executed,  shall be  deemed  to be an original and together shall constitute one and the same instrument.

      Section 5.  Successors and Assigns.  This  Agreement  shall inure to the benefit  of and be  binding  upon  the  Seller  and the  Purchaser  and  their respective successors and assigns.

                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Seller

                                      By:_____________________________
                                        Name:
                                        Title:

                                 WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                      as Purchaser

                                      By:_____________________________
                                        Name:
                                        Title:

Acknowledged and Accepted:

[____________], not in its
individual capacity but solely as
Indenture Trustee

By:___________________________
Name:
Title:

                                  Exhibit 2-3

                                 Attachments

A.    Additional terms of sale.
B.    Schedule of Subsequent Mortgage Loans.
C.    Seller's Officer's Certificate.

                                  Exhibit 2-4

                      WACHOVIA MORTGAGE LOAN TRUST, LLC

            ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                              ____________, ____

A.
     1.  Subsequent Cut-Off Date:
     2.  Pricing date:
     3.  Subsequent Transfer Date:
     4.  Aggregate Principal Balance of the Subsequent
         Mortgage Loans as of the Subsequent Cut-Off Date:
     5.  Purchase Price:                                        100.00%
B.
As to all Subsequent Mortgage Loans:
     1.  Longest stated term to maturity:
                                                                ______months
     2.  Minimum loan rate:                                     ______%
     3.  Maximum Loan Rate:                                     ______%

                                  EXHIBIT 3

                           FORM OF ADDITION NOTICE

DATE:

[Indenture Trustee]                      Moody's Investors Service, Inc.
[address]                                99 Church Street
                                         New York, New York 10007

Wachovia Mortgage Loan Trust, LLC        [Owner Trustee]
[address]                                [address]

Standard & Poor's, a division of         [Enhancer]
  The McGraw-Hill Companies, Inc.        [address]
26 Broadway                              Attention: [_____________]
New York, New York 10004-1064

                    Re: WACHOVIA MORTGAGE LOAN TRUST, LLC

Ladies and Gentlemen:

      Pursuant to  Section 2.2 of the mortgage loan purchase  agreement  dated as of ______ __,  200_ (the  "Purchase  Agreement"),  between  Wachovia  Bank,
National  Association,  as Seller and  Servicer  and  Wachovia  Mortgage  Loan
Trust,  LLC, as Purchaser,  the Seller has designated the Subsequent  Mortgage
Loans  identified on the Mortgage Loan Schedule  attached hereto to be sold to
the Purchaser on  [                ,          ],  with an aggregate  Principal
Balance of  $[                   ].  Capitalized  terms not otherwise  defined
herein have the meaning set forth in the Appendix A to the indenture  dated as of ______ __, 200_,  among Wachovia  Mortgage Loan Trust,  LLC [______] Trust,
[                   ],  as  indenture  trustee,  and Wachovia  Bank,  National
Association, as paying agent.

      Please  acknowledge,  as  Purchaser,  your  receipt  of this  notice  by countersigning  the enclosed copy in the space  indicated  below and returning it to the attention of the undersigned.

                                 Very truly yours,

                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Seller

                                 By: ____________________________________
                                     Name:
                                     Title:

                                 WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                    as Purchaser

                                 By:_____________________________________
                                    Name:
                                    Title:

                                      7

                                  EXHIBIT 4

                        FORM OF INITIAL CERTIFICATION

[_______], 200[_]

[Indenture Trustee]                           [Enhancer]
[address]                                     [address]
            Re:   Wachovia Mortgage Loan Trust, LLC [______] Trust

Ladies and Gentlemen:

In accordance  with Section 2.1 of the mortgage loan purchase  agreement dated as of ______ __,  200_ (the  "Purchase  Agreement"),  between  Wachovia  Bank,
National  Association,  as Seller and  Servicer  and  Wachovia  Mortgage  Loan
Trust, LLC, as Purchaser, the undersigned,  as Servicer, hereby certifies that it has received the  following  with  respect to each  Initial  Mortgage  Loan listed in the Mortgage Loan Schedule:

Except  for  the  exceptions  listed  on the  schedule  attached  hereto,  the
Mortgage File for each of the Mortgage Loans includes all documents  specified in Section 2.1(d) of the Purchase Agreement.

Capitalized  terms not otherwise  defined herein have the meaning set forth in the  Appendix A to the  indenture  dated as of ______ __,  200_,  between  the
Wachovia Mortgage Loan Trust, LLC [______] Trust, [___________],  as indenture trustee, and Wachovia Bank, National Association, as paying agent.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Servicer

                                       By:____________________________________
                                       Name:
                                       Title:

                                      8

                                  EXHIBIT 5

                         FORM OF FINAL CERTIFICATION

[  ], 200[ ]

[Indenture Trustee]                           [Enhancer]
[address]                                     [address]
            Re:   Wachovia Mortgage Loan Trust, LLC [______] Trust

Ladies and Gentlemen:

In accordance  with Section 2.1 of the mortgage loan purchase  agreement dated as of ______ __,  200_ (the  "Purchase  Agreement"),  between  Wachovia  Bank,
National  Association,  as Seller and  Servicer  and  Wachovia  Mortgage  Loan
Trust, LLC, as Purchaser, the undersigned,  as Servicer, hereby certifies that it has received the  following  with  respect to each  Initial  Mortgage  Loan listed in the Mortgage Loan Schedule:

Except  for  the  exceptions  listed  on the  schedule  attached  hereto,  the
Mortgage File for each of the Mortgage Loans includes all documents  specified in Section 2.1(d) of the Purchase Agreement.

Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of ______ __, 200_, between the
Wachovia Mortgage Loan Trust, LLC [______] Trust, [__________], as indenture trustee, and Wachovia Bank, National Association, as paying agent.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Servicer

                                       By:____________________________________
                                       Name:
                                       Title:

                                     1-1

                           SCHEDULE A TO EXHIBIT 5

                      EXCEPTIONS TO FINAL CERTIFICATION

                                    1-1

                                  EXHIBIT 6

     Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised, Appendix E

                                                             REVISED ____ __,
                                                      200_

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans governed by  anti-predatory  lending laws in the  Jurisdictions  listed  below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.
Note that certain  loans  classified  by the  relevant  statute as Covered are included in Standard & Poor's High Cost Loan  Category  because they  included thresholds  and tests that are typical of what is  generally  considered  High
Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                       ---------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. ss.ss. 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code ss.ss. 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. ss.ss. 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. ss.ss. 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code ss.ss. 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     1-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       ss.ss. 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. ss.ss. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. ss.ss. 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       ss. 1639, 12 C.F.R. ss.ss. 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, ss.ss. 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Indiana                Indiana Home Loan Practices Act,   High Cost Home Loan
                       Ind. Code Ann. ss.ss. 24-9-1-1 et
                       seq.

                       Effective for loans originated on
                       or after January 1, 2005.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. ss.ss. 16a-1-101 et seq.          Consumer Loan (id. ss.
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id. ss.
                                                          16a-3-308a)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. ss.ss.
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, ss.ss. 8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       ss.ss. 32.00 et seq. and 209 C.M.R.
                       ss.ss. 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       Massachusetts Predatory Home Loan  High Cost Home
                       Practices Act                      Mortgage Loan
                       Mass. Gen. Laws ch. 183C,  ss.ss. 1
                       et seq.

                       Effective November 7, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. ss.ss. 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. ss.ss. 1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. ss.ss.  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. ss.ss. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann. ss.ss. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Indiana                Indiana Home Loan Practices Act,   Home Loan
                       Ind. Code Ann. ss.ss. 24-9-1-1 et
                       seq.

                       Effective for loans originated on
                       or after January 1, 2005.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------